FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION




                              Washington, DC 20549

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                         Date of Report: March 25, 1997



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5. Other Events

On March 25, 1997, the Company issued the following press release:

"PECO NUCLEAR EMPLOYEES VOTE `NO UNION' BY A WIDE MARGIN

PECO Nuclear employees voted not to be represented by a union in balloting conducted by the National Labor Relations Board (NLRB) on Monday.

Employees cast 695 votes for `no union;' 228 votes for the Utility Workers Union of America (UWUA).

`We are thankful that PECO Nuclear employees overwhelmingly voted to reject union representation,' said Corbin A. McNeill, Jr., president and chief executive officer. `It is obvious that our employees, after they heard both sides, realized that it is in all of our best interests to remain union free to meet the competitive challenges in our ever-changing industry.'

The results are not official until the NLRB certifies the election. All parties involved in the election have seven days to contest the results."



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                             PECO ENERGY COMPANY


                                                           \s\ J. B. Mitchell
                                                        Vice President - Finance
                                                             and Treasurer






March 25, 1997